UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2016

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

222 3rd Street, Suite 2241 Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS

On April 14, 2016, VBI Vaccines Inc., a Delaware corporation (the “Company”), issued a press release. A copy of the press release is filed herewith as Exhibit 99.1.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between VBI and SciVac Therapeutics Inc. (“SciVac”). In connection with this proposed business combination, VBI and/or SciVac have filed and will continue to file relevant materials with the Securities Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities (“Canadian Securities Commissions”), including the SciVac registration statement on Form F-4 filed by SciVac and declared effective by the SEC on April 8, 2016, which includes a proxy statement of VBI (the “VBI Proxy”) and constitutes a prospectus of SciVac (the “SciVac F-4”). INVESTORS AND SECURITY HOLDERS OF VBI AND SCIVAC ARE URGED TO READ THE SCIVAC F-4 AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC AND THE CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the SciVac F-4, the VBI Proxy and other documents (if and when available) filed with the SEC by VBI and/or SciVac through the website maintained by the SEC at www.sec.gov and, in the case of documents of SciVac filed with the Canadian Securities Commissions, on SciVac’s SEDAR profile on www.sedar.com. Copies of the documents filed with the SEC by VBI will be available free of charge on VBI’s website at http://www.vbivaccines.com or by contacting VBI’s Investor Relations Department by email at ir@vbivaccines.com or by phone at (617) 830-3031 x128. Copies of the documents filed with the SEC and the Canadian Securities Commissions by SciVac will be available free of charge on SciVac’s website at www.scivactherapeutics.com or by contacting SciVac’s Investor Relations Department by email at jmartin@scivactherapeutics.com or by phone at (305) 575-4207.

Participants in the Solicitation

VBI, SciVac, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of VBI is set forth in the SciVac F-4/VBI Proxy. Information about the directors and executive officers of SciVac is set forth in the SciVac F-4.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the SciVac F-4/VBI Proxy and may be set forth in other relevant materials to be filed with the SEC and with the Canadian Securities Commissions when they become available.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities legislation (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this release are forward-looking statements, including statements regarding: the ability of SciVac and VBI to consummate the business combination (the “Proposed Merger”) contemplated by that certain agreement entered into by and among VBI, SciVac and Seniccav Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SciVac, dated as of October 26, 2015, as amended, whereby, subject to the satisfaction of certain conditions, the parties thereto will effect the Proposed Merger (the “Agreement”); the anticipated benefits of the Proposed Merger; and statements regarding the operation of each of VBI and SciVac’s businesses, including the expected development and/or commercialization of each of VBI and SciVac’s products.

Such forward-looking statements are based on a number of assumptions, including assumptions regarding the ability of the parties to satisfy, in a timely manner, the conditions contained in the Agreement; the successful development and/or commercialization of VBI and SciVac’s respective products, including the receipt of necessary regulatory approvals; general economic conditions; that the parties’ respective businesses are able to operate as anticipated without interruptions; competitive conditions; and changes in laws, rules and regulations applicable to VBI and SciVac.

Although management of VBI and SciVac believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: non-completion of the transactions contemplated by the Agreement, including due to the parties failing to receive the necessary shareholder, stock exchange and regulatory approvals or the inability of the parties to satisfy in a timely manner and on satisfactory terms the necessary conditions; the failure to successfully develop or commercialize the parties’ respective products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in each of VBI and SciVac’s periodic disclosure.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the parties’ current expectations and neither party undertakes an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2016

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Jeff Baxter
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 14, 2016